Pension Plans and Other Postretirement Benefits	12 Months Ended
Dec. 31, 2014
Compensation and Retirement Disclosure [Abstract]
Pension Plans and Other Postretirement Benefits

NOTE 16—PENSION PLANS AND OTHER POSTRETIREMENT BENEFITS

Defined Benefit Pension Plans

The majority of the Company’s employees are participants in various defined benefit pension and other postretirement plans which are administered and sponsored by the Company.

In connection with the Acquisition, the Company and Dow entered into affiliation agreements in certain jurisdictions (the “Affiliation Agreements”) allowing employees who transferred from Dow to the Company as of June 17, 2010 to remain in the Dow operated pension plans (“Dow Plans”) until the Company established its own pension plan. The Company then made the required employer contribution amounts to the Dow Plans for the Company’s employees and the related pension benefit obligations for the Company’s employees have been accumulating in the Dow Plans since the Acquisition Date. Since June 2010, the Dow Plans originally established in those jurisdictions, were gradually legally separated into the Company’s self administered and sponsored plans until the Affiliation Agreements ended on December 31, 2012.

In Switzerland and The Netherlands, all remaining employees of the Company who were previously participants of the Dow Plans transferred to separately administered and sponsored pension plans of the Company effective January 1, 2013 (the “Successor Plans”). The benefit obligation and related plan assets in the Dow Plans belonging to the Company’s employees were transferred to the Successor Plans. As a result of the transfer, the Company recognized prior service credits and net losses of approximately $13.0 million and $1.4 million, respectively in other comprehensive income during the year ended December 31, 2013.

Company employees who were not previously associated with the acquired pension and postretirement plans are generally not eligible for enrollment in these plans. Pension benefits are typically based on length of service and the employee’s final average compensation.

Other Postretirement Benefits

The Company, either through a Company benefit plan or government-mandated benefits, provides certain health care and life insurance benefits applicable primarily to Dow-heritage retired employees in Brazil, The Netherlands, and the U.S.

In the U.S., the plan provides for health care benefits, including hospital, physicians’ services, drug and major medical expense coverage. In general, the plan applies to employees hired by Dow before January 1, 2008 and transferred to the Company in connection with the Acquisition, and who are at least 50 years old with 10 years of service. The plan allows for spouse coverage as well. If an employee was hired on or before January 1, 1993, the coverage extends past age 65. For employees hired after January 1, 1993 but before January 1, 2008, coverage ends at age 65. The Company reserves the right to modify the provisions of the plan at anytime, including the right to terminate, and does not guarantee the continuation of the plan or its provisions.

In Brazil, the Company provides an insured medical benefit to all employees and eligible dependents under Brazil’s healthcare legislation, which grants the right to employees (and their beneficiaries) who have contributed towards the medical plan to extend medical coverage upon retirement or in case of involuntary dismissal. The extended medical plan must include the same level of coverage and other conditions offered to active employees, whereas former employees must assume 100% of the premium cost. Prior to 2014, the Company had not accrued for the postretirement benefits owed under this plan. As a result, for the year ended December 31, 2014, a $2.7 million liability was recorded, which includes an adjustment related to the original purchase price allocation from the Acquisition as a portion of this obligation was assumed from Dow. The impact of this adjustment was a $1.7 million increase to goodwill and $1.0 million of net periodic benefit costs, net of currency remeasurement gains, incurred from the date of the Acquisition through December 31, 2013. The Company does not believe these adjustments are material to the current or any prior period financial statements.

In The Netherlands, the Company provided postretirement medical benefits to Dow-heritage employees who transferred to the Company in connection with the Acquisition. The Company ceased providing these benefits effective January 1, 2015. As a result, the Company recognized approximately $1.5 million of curtailment gain for the year ended December 31, 2014.

Assumptions

The weighted-average assumptions used to determine pension plan obligations and net periodic benefit costs are provided below:

	Pension Plan Obligations			Net Periodic Benefit Costs
	December 31,			December 31,
	2014	2013	2012	2014	2013	2012
Discount rate	2.01%	3.30%	3.05%	3.30%	3.05%	4.49%
Rate of increase in future compensation levels	2.71%	2.86%	2.69%	2.86%	2.69%	2.64%
Expected long-term rate of return on plan assets	N/A	N/A	N/A	2.83%	2.44%	4.09%

The weighted-average assumptions used to determine other postretirement benefit (“OPEB”) obligations and net periodic benefit costs are provided below:

	OPEB Obligations			Net Periodic Benefit Costs
	December 31,			December 31,
	2014	2013	2012	2014	2013	2012
Discount rate	6.40%	4.72%	3.93%	6.69%	3.93%	5.08%
Initial health care cost trend rate	8.05%	6.67%	7.00%	6.67%	7.00%	7.33%
Ultimate health care cost trend rate	5.43%	5.00%	5.00%	5.00%	5.00%	5.00%
Year ultimate trend rate to be reached	2021	2019	2019	2019	2019	2019

The discount rate utilized to measure the pension and other postretirement benefit plans is based on the yield of high-quality fixed income debt instruments at the measurement date. Future expected, actuarially determined cash flows of the plans are matched against a yield curve to arrive at a single discount rate for each plan.

The expected long-term rate of return on plan assets is determined by performing a detailed analysis of key economic and market factors driving historical returns for each asset class and formulating a projected return based on factors in the current environment. Factors considered include, but are not limited to, inflation, real economic growth, interest rate yield, interest rate spreads, and other valuation measures and market metrics. The expected long-term rate of return for each asset class is then weighted based on the strategic asset allocation approved by the governing body for each plan. The historical experience with the pension fund asset performance is also considered.

A one-percentage point change in the assumed health care cost trend rate would have had a nominal effect on both service and interest costs, but would result in an approximate $1.0 million impact to the projected benefit obligation.

The net periodic benefit costs for the pension and other postretirement benefit plans for the years ended December 31, 2014, 2013, and 2012 were as follows:

	Defined Benefit Pension Plans					Other Postretirement Benefit Plans
	December 31,					December 31,
	2014		2013		2012	2014		2013	2012
Net periodic benefit cost
Service cost	$14,097		$13,866		$10,054	$1,048	(6)	$283	$252
Interest cost	7,687		6,482		6,475	1,189	(6)	262	275
Expected return on plan assets	(2,427)		(1,710)		(2,251)	—		—	—
Amortization of prior service cost (credit)	(1,002)		(989)		142	102		—	—
Amortization of net (gain) loss	2,557		3,093		(630)	(45	)(6)	—	(9)
Settlement and curtailment (gain) loss	1,517	(1)	2,122	(2)	(247)	(1,507	)(3)	—	—

Net periodic benefit cost (income)	$22,429		$22,864		$13,543	$787		$545	$518

Amounts recognized in other comprehensive income (loss)
Net loss (gain)	$56,318		$6,170		$65,303	$1,263	(6)	$(1,354)	$677
Amortization of prior service (cost) credit	1,002		989		(142)	(102)		—	—
Amortization of net gain (loss)	(2,557)		(3,093)		630	45	(6)	—	9
Settlement and curtailment gain (loss)	(1,517)		(2,122)		247	(242)		—	—
Prior service cost (credit)	(12,706	)(4)	(12,992	)(5)	—	—		730	—

Total recognized in other comprehensive income (loss)	40,540		(11,048)		66,038	964		(624)	686
Net periodic benefit cost (income)	22,429		22,864		13,543	787		545	518

Total recognized in net periodic benefit cost and other comprehensive income (loss)	$62,969		$11,816		$79,581	$1,751		$(79)	$1,204

(1)	This amount represents settlement losses from one of the Company’s defined benefit plans in Switzerland due to the termination of certain employees during the year, which resulted in a loss recognized in the year ended December 31, 2014 due to a charge against the unamortized net loss recorded in other comprehensive income.
(2)	This amount represents a curtailment loss from one of the Company’s defined benefit plans in Germany due to the reduction or cessation of benefit accruals for certain employees’ future services. The adjustment in the benefit obligation from the curtailment resulted in a loss recognized during the year ended December 31, 2013 due to a charge against the unamortized net loss recorded in other comprehensive income.
(3)	This amount represents a curtailment gain from the Company’s other postretirement benefit plan in The Netherlands, due to the cessation of retiree medical benefit accruals effective January 1, 2015.
(4)	This adjustment was made to the Company’s pension plan in The Netherlands to reflect the introduction of a salary cap and lower accrual rate on pension benefits as a result of tax law changes effective January 1, 2015. The impact of the change resulted in an adjustment to prior service credit in other comprehensive income as of December 31, 2014, which will be amortized to net periodic benefit cost over the estimated remaining service period of the employees.
(5)	This is primarily related to the transfer of all remaining employees who were previously participants in the Dow Plans in Switzerland and The Netherlands to Company Successor Plans effective January 1, 2013, as discussed above.
(6)	These amounts include the prior period net periodic cost and other comprehensive income components of the postretirement benefits in Brazil recognized during 2014, as discussed above.

The changes in the pension benefit obligations and the fair value of plan assets and the funded status of all significant plans for the year ended December 31, 2014 and 2013 were as follows:

	Defined Benefit Pension Plans		Other Postretirement Benefit Plans
	December 31,		December 31,
	2014	2013	2014	2013
Change in projected benefit obligations
Benefit obligation at beginning of period	$237,914	$231,437	$6,660	$6,666
Service cost	14,097	13,866	1,048	283
Interest cost	7,687	6,482	1,189	262
Plan participants’ contributions	2,385	1,831	—	—
Actuarial changes in assumptions and experience	72,470	(10,376)	1,263	(1,354)
Benefits paid	(900)	(3,362)	—	—
Benefit payments by employer	(1,428)	(1,367)	—	—
Acquisitions/Divestiture	—	(333)	1,679 (7)	—
Plan amendments	(12,706)	(12,992)	—	730
Curtailments	—	2,124	(1,743)	—
Settlements	(6,783)	(1,633)	—	—
Other	614	4,576	—	—
Currency impact	(33,259)	7,661	(1,019)	73

Benefit obligation at end of period	$280,091	$237,914	$9,077	$6,660

Change in plan assets
Fair value of plan assets at beginning of period	$81,347	$72,350	$—	$—
Actual return on plan assets(8)	18,580	(12,713)	—	—
Settlements	(6,783)	(1,633)	—	—
Employer contributions	9,446	17,665	—	—
Plan participants’ contributions	2,385	1,831	—	—
Benefits paid	(2,239)	(3,609)	—	—
Other	614	4,576	—	—
Currency impact	(10,780)	2,880	—	—

Fair value of plan assets at end of period	92,570	81,347	—	—

Funded status at end of period	$(187,521)	$(156,567)	$(9,077)	$(6,660)

(7)	The amount represents an adjustment to the original purchase price allocation from the Acquisition as a portion of the postretirement benefits obligation recorded in Brazil was assumed from Dow.
(8)	The fair values of certain plan assets as of December 31, 2014 and 2013 were determined using cash surrender values provided under the insurance contracts which took effect on January 1, 2013. The resulting change in the fair value of plan assets due to the use of cash surrender values was included as “return on plan assets”.

The net amounts recognized in the balance sheet as of December 31, 2014 and 2013 were as follows:

	Defined Benefit Pension Plans		Other Postretirement Benefit Plans
	December 31,		December 31,
	2014	2013	2014	2013
Net amounts recognized in the balance sheets at December 31
Current liabilities	$(1,604)	$(1,599)	$(70)	$(26)
Noncurrent liabilities	(185,917)	(154,968)	(9,007)	(6,634)

Net amounts recognized in the balance sheet	$(187,521)	$(156,567)	$(9,077)	$(6,660)

Accumulated benefit obligation at the end of the period	$220,277	$178,987	$9,077	$6,660

Pretax amounts recognized in AOCI at December 31:
Net prior service cost (credit)	$(21,386)	$(9,682)	$628	$730
Net gain (loss)	97,127	44,883	(266)	(1,332)

Total at end of period	$75,741	$35,201	$362	$(602)

Approximately $5.7 million and $1.7 million of net loss and net prior service credit, respectively, for the defined benefit pension plans and $0.1 million of net prior service cost, respectively, for other postretirement benefit plans will be amortized from accumulated other comprehensive income (“AOCI”) to net periodic benefit cost in 2015.

The estimated future benefit payments, reflecting expected future service, as appropriate, are presented in the following table:

	2015	2016	2017	2018	2019	2020 through 2024	Total
Defined benefit pension plans	$3,635	$4,193	$4,402	$4,819	$4,786	$35,747	$57,582
Other postretirement benefit plans	72	105	145	195	260	2,652	3,429

Total	$3,707	$4,298	$4,547	$5,014	$5,046	$38,399	$61,011

Estimated contributions to the defined benefit pension plans in 2015 are $12.2 million.

The following information relates to pension plans with projected and accumulated benefit obligations in excess of the fair value of plan assets at December 31, 2014 and December 31, 2013:

Projected Benefit Obligation Exceeds the Fair Value of Plan Assets	December 31,
	2014	2013
Projected benefit obligations	$280,091	$237,914
Fair value of plan assets	$92,570	$81,347

Accumulated Benefit Obligation Exceeds the Fair Value of Plan Assets	December 31,
	2014	2013
Accumulated benefit obligations	$177,496	$152,056
Fair value of plan assets	$44,382	$50,004

Plan Assets

Prior to 2013, plan assets specific to the Dow Plans consisted primarily of receivables from Dow, which were based on a contractually determined proportion of Dow’s plan assets. Dow’s underlying plan assets consisted of equity and fixed income securities of U.S. and foreign issuers and insurance contracts, and may have included alternative investments such as real estate and private equity. Effective January 1, 2013, all remaining employees of the Company who were previously participating in Dow Plans were transferred to the Successor Plans. The related assets were also transferred to the Successor Plans and invested into insurance contracts that provide for guaranteed returns. As of December 31, 2014 and 2013, respectively, plan assets totaled $92.6 million and $81.3 million, consisting of investments in insurance contracts.

Investments in the pension plan insurance were valued utilizing unobservable inputs, which are contractually determined based on cash surrender values, returns, fees, and the present value of the future cash flows of the contracts.

Insurance contracts and Dow receivables (in 2013) are classified as Level 3 investments. Changes in the fair value of these level 3 investments during the years ended December 31, 2014 and 2013 are included in the “Change in plan assets” table above.

Concentration of Risk

The Company mitigates the credit risk of investments by establishing guidelines with investment managers that limit investment in any single issue or issuer to an amount that is not material to the portfolio being managed. These guidelines are monitored for compliance both by the Company and external managers. Credit risk related to derivative activity is mitigated by utilizing multiple counterparties and through collateral support agreements.

Supplemental Employee Retirement Plan

The Company established a non-qualified supplemental employee retirement plan in 2010. The net benefit costs recognized for the years ended December 31, 2014, 2013, and 2012 were $1.3 million, $2.3 million, and $2.6 million, respectively. As of December 31, 2012, the Company had a change in the plan assumptions, which resulted in an actuarial loss of approximately $2.2 million, net of tax of $1.4 million. The amount was recognized in the other comprehensive income. There were no further significant changes in plan assumptions as of December 31, 2014. Benefit obligations under this plan were $13.2 million and $12.7 million as of December 31, 2014 and 2013, respectively. As of December 31, 2014 and 2013, the amounts of net loss included in AOCI were $2.0 million and $2.9 million, respectively, with $0.8 million and $0.7 million amortized from AOCI into net periodic benefit costs during the years ended December 31, 2014 and 2013, respectively. Approximately $0.8 million is expected to be amortized from AOCI into net periodic benefit cost in 2015.

Based on the Company’s current estimates, the estimated future benefit payments under this plan, reflecting expected future service, as appropriate, are presented in the following table:

	2015	2016	2017	2018	2019	Thereafter	Total
Supplemental employee retirement plan	$—	$—	$13,562	$—	$—	$—	$13,562

Defined Contribution Plans

The Company also offers defined contribution plans to eligible employees in the U.S. and in other countries, including Australia, China, Brazil, Hong Kong, Korea, The Netherlands, Taiwan and the United Kingdom. The defined contribution plans are comprised of a non-discretionary elective matching contribution component as well as a discretionary non-elective contribution component. Employees participate in the non-discretionary component by contributing a portion of their eligible compensation to the plan, which is partially matched by the Company. Non-elective contributions are made at the discretion of the Company and are based on a combination of eligible employee compensation and performance award targets. For the years ended December 31, 2014, 2013, and 2012, respectively, the Company contributed $6.8 million, $6.3 million, and $7.0 million to the defined contribution plans.